Inventories	12 Months Ended
Dec. 31, 2011
Inventories

6. Inventories

Inventories (excluding those attributable to the Toledo refinery which are included in assets held for sale at December 31, 2010) consisted of the following components (in millions of dollars):

	December 31,
	2011	2010
Crude oil	$204	$98
Petroleum and chemical products	120	126
Coal and coke	190	83
Materials, supplies and other	73	97

	$587	$404

The current replacement cost of all inventories valued at LIFO, including inventories classified as assets held for sale, exceeded their carrying values by $2.92 and $3.12 billion at December 31, 2011 and 2010, respectively. During 2011 and 2010, Sunoco reduced certain inventory quantities which were valued at lower LIFO costs prevailing in prior years. The effect of these reductions was to increase results of operations by $63 million ($38 million after tax) and $188 million ($112 million after tax) during 2011 and 2010, respectively. The 2010 amount includes $10 million ($6 million after tax) attributable to discontinued polypropylene chemicals operations prior to its divestment. The net pretax gain on the sale of the Toledo refinery includes LIFO inventory profits of $535 million ($321 million after tax). The gains recognized in connection with the sale of the discontinued Frankford and Haverhill chemicals facilities include LIFO inventory profits of $47 million ($28 million after tax).